UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 15, 2005

    New Commerce BanCorp
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-26061	58-2403844
(Commission File Number)	(IRS Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina (Address of Principal Executive Offices)	29607 (Zip Code)

    (864) 297-6333
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

        New Commerce BanCorp is hereby furnishing the unaudited consolidated balance sheets as of December 31, 2004 and 2003 and unaudited consolidated income statements for the years ended December 31, 2004, 2003 and 2002 that were mailed to its shareholders on or about February 15, 2005 along with the proxy statement seeking approval for the Agreement and Plan of Merger Agreement between New Commerce and SCBT Financial Corporation. The financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by New Commerce BanCorp under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits: The following exhibits are filed as a part of this report:

    Exhibit No.     Exhibit

99.1	Unaudited consolidated balance sheets as of December 31, 2004 and 2003 and unaudited consolidated income statements for the years ended December 31, 2004, 2003 and 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP By: /s/ Frank W. Wingate Name: Frank W. Wingate Title: Chief Executive Officer

Dated: February 11, 2005

EXHIBIT INDEX

Exhibit Number          Description

99.1	Unaudited consolidated balance sheets as of December 31, 2004 and 2003 and unaudited consolidated income statements for the years ended December 31, 2004, 2003 and 2002.

4